SUPPLEMENT DATED JULY 7, 2025
TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS
OF
ABACUS FCF REAL ASSETS LEADERS ETF (ABLD)

(the “Fund”)
(a series of Abacus FCF ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Summary Prospectus.

Effective immediately, the last sentence of the second paragraph in the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus is replaced in its entirety by the following:

The Index Provider currently classifies the following sectors as within the Real Assets Industry Group, each as defined by a third-party industry classification system: real estate related sectors; infrastructure related sectors; commodities related sectors; and natural resources related sectors; and utilities related sectors.

Please keep this supplement with your Summary Prospectus for future reference.